EXHIBIT 99.3

                                                                EXECUTION COPY

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                        GSAA HOME EQUITY TRUST 2006-11

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-11

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                            AVELO MORTGAGE, L.L.C.
                                  as Servicer

                                  Dated as of

                                 June 30, 2006

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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated June 30, 2006 (this "Agreement"), among Goldman Sachs Mortgage Company ("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Avelo Mortgage, L.L.C. ( the "Company").

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Goldman Sachs Residential Mortgage Conduit Program mortgage loans (the "Conduit Mortgage Loans") and those certain First National Bank of Nevada mortgage loans (the "FNBN Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (together, the "Mortgage Loans"), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the "Servicing Agreement"), by and between the Assignor, as owner (the "Owner") and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and
(ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.02 (relating to the Owner's right to terminate the Company) and Section 5.01 (relating to the Owner's right to receive information from the Servicer).

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

            The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be an amount equal to 0.25% of the aggregate principal balance of the Mortgage Loans.

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            2. Recognition of the Company.

            From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the "Trustee"), of the GSAA Home Equity Trust 2006-11 (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2006 (the "Trust Agreement"), among the Assignee, the Trustee, Deutsche Bank, as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (including its successors in interest and any successor servicer under the Trust Agreement, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Company will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Servicing Agreement as modified hereby, (ii) the Company shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 5(b) of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in
Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.


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            3. Modification of the Servicing Agreement. Only in so far as it
relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

                  (a) The definition of "Servicing Fee Rate" set forth in
Article I shall be deleted in its entirety and replaced with the following:

            "Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum."


                  (b) Section 2.05 shall be amended as follows:

                        (i) "and" shall be deleted from the end of subsection
                  (vii);

                        (ii) subsection (viii) shall be amended by deleting
                  the "." at the end of subsection (viii) and replacing it with "; and"

                        (iii) a new subsection (ix) shall be added to Section
                  2.05 immediately following subsection (viii) which shall read as follows:

            "(ix) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.04, the Servicer's right to reimburse itself pursuant to this subclause (ix) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, including amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser."

                  (c) the third paragraph of Section 2.18 shall be deleted and replaced as follows:

            "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property; provided however, that the Servicer agrees not to sell or dispose of any such Mortgage Loan to a person who acquires such Mortgage Loan using a purchase money mortgage. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property, and provided further, that if the Servicer is unable to sell such REO Property within three years of acquisition, the Servicer shall obtain an extension from the Internal Revenue Service."

                  (d) the third paragraph of Section 3.01 shall be deleted and replaced as follows:


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            "With respect to any remittance received by the Owner after the
Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day the payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer."

            (e) Section 3.04 will be amended by adding a new paragraph as follows:

            "In the event that the Servicer determines that any such advances are Nonrecoverable Advances, the Servicer shall provide the Owner with a certificate signed by an officer of the Servicer evidencing such determination. Notwithstanding the foregoing, the Servicer shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Servicer, its parent, or their respective successors hereunder shall have a long term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency."

            (f) a new section, Section 11.17, will be added immediately following Section 11.16 which shall read as follows:

            "Section 11.17 Third-Party Beneficiary. Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo Bank, National Association, shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

            4. Representations and Warranties of the Company.

            The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

                  (b) The Company has full power and authority to execute,
            deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's


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            charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  (c) No consent, approval, order or authorization of, or
            declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

                  (d) The Company shall establish a Custodial Account and an
            Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

                  (e) There is no action, suit, proceeding or investigation
            pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

                  (f) The Company has serviced the Mortgage Loans in
            accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

                  (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note (which has been servicing transferred to the Company as of the date of this Agreement) as of the Securitization Closing Date; and

                  (h) To the Company's knowledge, there is no non-payment
            default existing under any Mortgage or Mortgage Note (which has been servicing transferred to the Company as of the date of this Agreement), or any event which, with the passage of time


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            or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

            Pursuant to Section 9.01 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article IX of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

            5. Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein;

            (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required;

            (c) No Waiver. The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by such Mortgagor;

            (d) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with;

            (e) High Cost. With respect to the Mortgage Loans, no Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law;


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            (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003;

            (g) Qualified Mortgage Loan. Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended; and

            (h) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis; and

            (i) Prepayment Premiums. To the Assignor's knowledge, with respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Premium prior to maturity: (a) the Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such premium; (b) the Mortgage Loan's originator had a written policy of offering the borrower or requiring third-party brokers to offer the borrower the option of obtaining a Mortgage Loan that did not require payment of such a premium; (c) the Prepayment Premium was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no subprime mortgage loan originated on or after October 1, 2002 will provide for prepayment premiums for a term in excess of three (3) years and any subprime mortgage loans originated prior to such date, and any non-subprime mortgage loans, will not provide for Prepayment Premiums for a term in excess of five (5) years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three (3) years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) such Prepayment Premium shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such Prepayment Premium.

            6. Remedies for Breach of Representations and Warranties of the Assignor.

            With respect to the Conduit Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or in
Section 2 of the Representations and Warranties Agreement, dated as of June 30, 2006, between the Assignor and Assignee (the "Representations and Warranties Agreement") that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

            With respect to the FNBN Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of representations and warranties made by the Assignor set forth in Section 5 hereof or in Sections 6 and 7 of the Assignment, Assumption and


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Recognition Agreement, dated as of June 30, 2006, between the Assignor, the
Assignee and First National Bank of Nevada (the "FNBN Assignment Agreement"), the Assignor shall repurchase such affected FNBN Mortgage Loans as set forth in the FNBN Assignment Agreement and in the related Servicing Agreement.

            7. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            (f) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the purchase agreements or the Servicing Agreement, as applicable.

                           [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                         GS MORTGAGE SECURITIES CORP.



                                         By: /s/ Kevin Finck
                                             ----------------------------------
                                         Name: Kevin Finck
                                         Title: Vice President

                                         GOLDMAN SACHS MORTGAGE COMPANY

                                         By: GOLDMAN SACHS REAL ESTATE FUNDING
                                         CORP., its General Partner

                                         By: /s/ Michelle Gill
                                             ----------------------------------
                                         Name: Michelle Gill
                                         Title: Vice President

                                         AVELO MORTGAGE, L.L.C. (Servicer)


                                         By: /s/ J. Weston Moffett
                                             ----------------------------------
                                         Name: J. Weston Moffett
                                         Title: President


                           Conduit/Avelo Step 1 AAR

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                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]



















                                     A-1